Employee costs and numbers	12 Months Ended
Dec. 31, 2022
Additional information [abstract]
Employee costs and numbers	Pensions and other post-retirement benefits
Most group companies have pension plans, the forms and benefits of which vary with conditions and practices in the countries concerned. Pension benefits may be provided through defined contribution plans (money purchase schemes) or defined benefit plans (final salary and other types of schemes with committed pension benefit payments). For defined contribution plans, retirement benefits are determined by the value of funds arising from contributions paid in respect of each employee. For defined benefit plans, retirement benefits are based on such factors as an employee’s pensionable salary and length of service. Defined benefit plans may be funded or unfunded. The assets of funded plans are generally held in separately administered trusts.
For information on significant estimates and judgements made in relation to accounting for these plans see Pensions and other post-retirement benefits in Note 1.
The pension obligation in the UK consists primarily of a funded final salary pension plan under which retired employees draw the majority of their benefit as an annuity. This pension plan is governed by a corporate trustee whose board is composed of four member-nominated directors, four company-nominated directors, one independent director and one independent chair nominated by the company. The trustee board is required by law to act in the best interests of the plan participants and is responsible for setting certain policies, such as investment policies of the plan. This plan was closed to new joiners in 2010 and was closed to future accrual on 30 June 2021.
Employees in the UK are eligible for membership of a defined contribution plan.
In the US, all pension benefits now accrue under a cash balance formula. Benefits previously accrued under final salary formulas are legally protected. Retiring US employees typically take their pension benefit in the form of a lump sum payment upon retirement. The plan is funded and its assets are overseen by a fiduciary Investment Committee. During 2022 the committee was composed of seven bp employees appointed by the president of bp Corporation North America Inc. (the appointing officer). The Investment Committee is required by law to act in the best interests of the plan participants and is responsible for setting certain policies, such as the investment policies of the plan. US employees are also eligible to participate in a defined contribution (401k) plan in which employee contributions are matched with company contributions.
In the US, group companies also provide post-retirement healthcare to eligible retired employees and their dependants (and, in certain legacy cases, life insurance coverage); the entitlement to these benefits is based on the date of hire, the employee remaining in service until a specified age and completion of a minimum period of service.
In the Eurozone, there are defined benefit pension plans in Germany, France, the Netherlands and other countries. In Germany and France, the majority of the pensions are unfunded. In Germany, the group’s largest Eurozone plan, employees receive a pension and also have a choice to supplement their core pension through salary sacrifice. For employees who joined since 2002, the core pension benefit is a career average plan with retirement benefits based on such factors as an employee’s pensionable salary and length of service. The returns on the notional contributions made by both the company and employees are based on the interest rate which is set out in German tax law. Retired German employees take their pension benefit typically in the form of an annuity. The German plans are governed by legal agreements between bp and the works council or between bp and the trade union.
The level of contributions to funded defined benefit plans is the amount needed to provide adequate funds to meet pension obligations as they fall due. During 2022 the aggregate level of contributions was $74 million (2021 $274 million and 2020 $325 million). The aggregate level of contributions in 2023 is expected to be approximately $150 million and includes contributions in all countries that we expect to be required to make contributions by law or under contractual agreements, as well as an allowance for discretionary funding.
For the primary UK plan there is a funding agreement between the group and the trustee. On a three year cycle a schedule of contributions is agreed covering the next five years. The schedule of contributions is next scheduled to be updated after the 31 December 2023 formal actuarial valuation. No contractually committed funding was due at 31 December 2022. The closure of the defined benefit plan to future accrual eliminated the need for funding in 2022 and reduces the plan's expected future funding volatility.
The surplus relating to the primary UK pension plan is recognized on the balance sheet on the basis that the company is entitled to a refund of any remaining assets once all members have left the plan.
Minimum pension funding in the US is determined by legislation and is supplemented by discretionary contributions. No contributions were made into the US pension plan in 2022 and no statutory funding requirement is expected in the next 12 months.
The surplus relating to the US pension fund is recognized on the balance sheet on the basis that economic benefit can be gained from the surplus through a reduction in future contributions.
There was no minimum funding requirement for the US plan, and no significant minimum funding requirements in other countries at 31 December 2022.
The obligation and cost of providing pensions and other post-retirement benefits is assessed annually using the projected unit credit method. The date of the most recent actuarial review was 31 December 2022. The UK plans are subject to a formal actuarial valuation every three years; valuations are required more frequently in many other countries. The most recent formal actuarial valuation of the UK pension plans was as at 31 December 2020. A valuation of the US plan and largest Eurozone plans are carried out annually.
24. Pensions and other post-retirement benefits – continued
The material financial assumptions used to estimate the benefit obligations of the various plans are set out below. The assumptions are reviewed by management at the end of each year and are used to evaluate the accrued benefit obligation at 31 December and pension expense for the following year.

									%
Financial assumptions used to determine benefit obligation[a]			UK			US			Eurozone
	2022	2021	2020	2022	2021	2020	2022	2021	2020
Discount rate for plan liabilities	5.0	1.8	1.4	5.2	2.7	2.2	4.2	1.3	1.0
Rate of increase for pensions in payment	2.9	3.2	2.8	—	—	—	1.8	1.4	1.3
Rate of increase in deferred pensions	2.9	3.2	2.8	—	—	—	0.6	0.4	0.5
Inflation for plan liabilities	3.1	3.3	2.9	2.0	2.1	1.7	2.1	1.6	1.5
									%
Financial assumptions used to determine benefit expense			UK			US			Eurozone
	2022	2021	2020	2022	2021	2020	2022	2021	2020
Discount rate for plan service cost[b]	N/A	1.5	2.1	2.8	2.4	3.2	1.7	1.4	1.8
Discount rate for plan other finance expense[c]	1.8	1.7	2.1	2.7	2.2	3.1	1.3	1.0	1.3
Inflation for plan service cost[b]	N/A	2.8	2.6	2.1	1.7	1.5	1.6	1.5	1.7
[a]Salary growth has not been a material financial assumption for the Group following the closure of the primary pension plan to future accrual in 2021. The rate of increase in salaries for the UK was 3.6% in 2020.
[b]UK discount rate and inflation rate assumptions are not significant in determining the benefit expense following the closure of the primary UK plan to future accrual in 2021. Rates for the remaining small worldwide plan administered/reported through the UK are 2.5% and 2.2% respectively.
[c]The discount rate for plan other finance expense in 2021 was 1.4% for the primary UK plan for the period before the plan closed to future accrual on 30th June 2021 and 1.9% thereafter.
The discount rate assumptions are based on third-party AA corporate bond indices and for our largest plans in the UK, US and the Eurozone we use yields that reflect the maturity profile of the expected benefit payments. The inflation rate assumptions for our UK and US plans are based on the difference between the yields on index-linked and fixed-interest long-term government bonds. In other countries, including the Eurozone, we use this approach, or advice from the local actuary depending on the information available. The inflation assumptions are used to determine the rate of increase for pensions in payment and the rate of increase in deferred pensions where there is such an increase.
In addition to the financial assumptions, we regularly review the demographic and mortality assumptions. The mortality assumptions reflect best practice in the countries in which we provide pensions and have been chosen with regard to applicable published tables adjusted where appropriate to reflect the experience of the group and an extrapolation of past longevity improvements into the future. bp’s most substantial pension liabilities are in the UK, the US and the Eurozone where our mortality assumptions are as follows:

									Years
Mortality assumptions			UK			US			Eurozone
	2022	2021	2020	2022	2021	2020	2022	2021	2020
Life expectancy at age 60 for a male currently aged 60	26.9	26.9	26.9	25.0	24.9	24.7	26.0	25.8	25.7
Life expectancy at age 60 for a male currently aged 40	28.5	28.4	28.4	26.6	26.6	26.4	28.5	28.3	28.2
Life expectancy at age 60 for a female currently aged 60	28.8	28.9	28.8	28.0	27.9	27.7	29.3	29.1	29.0
Life expectancy at age 60 for a female currently aged 40	30.6	30.5	30.4	29.5	29.4	29.2	31.4	31.2	31.2
Pension plan assets are generally held in trusts, the primary objective of which is to accumulate assets sufficient to meet the obligations of the plans. The assets of the trusts are invested in a manner consistent with fiduciary obligations and principles that reflect current practices in portfolio management.
A significant proportion of the assets are held in equities, which are expected to generate a higher level of return over the long term, with an acceptable level of risk. In order to provide reasonable assurance that no single security or type of security has an unwarranted impact on the total portfolio, the investment portfolios are highly diversified.
The trustee’s long-term investment objective for the primary UK plan as it matures is to invest in assets whose value changes in the same way as the plan liabilities, in order to reduce the level of funding risk. To move towards this objective, the UK plan uses a liability driven investment (LDI) approach for part of the portfolio, investing primarily in government bonds to achieve this matching effect for the most significant plan liability assumptions of interest rate and inflation rate. This is partly funded by short-term sale and repurchase agreements, whereby the plan borrows money using existing bonds as security and which will be bought back at a specified price at an agreed future date. The funds raised are used to invest in further bonds to increase the proportion of assets which match the plan liabilities. The borrowings are shown separately in the analysis of pension plan assets in the table below.
For the primary UK pension plan there is an agreement with the trustee to increase the proportion of assets with liability matching characteristics over time primarily by reducing the proportion of plan assets held as equities and increasing the proportion held as bonds. This agreement is not impacted by the closure of the plan to future accrual. There is a similar agreement in place for the primary US plan. During 2022, the asset allocation policies of the UK and the US plans switched 2% and 3% of plan assets respectively from equities to bonds (2021 5% and 13% respectively).
The current asset allocation policy for the major plans at 31 December 2022 was as follows:

	UK	US
Asset category	%	%
Total equity (including private equity)	10	24
Bonds/cash (including LDI)	83	76
Property/real estate	7	—
24. Pensions and other post-retirement benefits – continued
The amounts invested under the LDI programme by the primary UK pension plan as at 31 December 2022 were $3,981 million (2021 $7,399 million) of government-issued nominal bonds and $11,945 million (2021 $24,516 million) of index-linked bonds.
Some of the group’s pension plans in the Eurozone and other countries use derivative financial instruments as part of their asset mix to manage the level of risk. The fair value of these instruments is included in other assets in the table below.
The group’s main pension plans do not invest directly in either securities or property/real estate of the company or of any subsidiary.
The fair values of the various categories of assets held by the defined benefit plans at 31 December are presented in the table below, including the effects of derivative financial instruments. Movements in the fair value of plan assets during the year are shown in detail in the table on page 232.

					$ million
	UKa	USb	Eurozone	Other	Total
Fair value of pension plan assets
At 31 December 2022
Listed equities – developed markets	1,252	127	299	213	1,891
– emerging markets	117	17	48	71	253
Private equity[c]	2,715	1,126	—	2	3,843
Government issued nominal bonds[d]	4,039	1,370	682	263	6,354
Government issued index-linked bonds[d]	11,945	—	79	—	12,024
Corporate bonds[d]	6,317	2,569	563	146	9,595
Property[e]	2,297	—	89	18	2,404
Cash	567	175	61	116	919
Other[f]	1,088	33	56	357	1,534
Debt (repurchase agreements) used to fund liability driven investments	(5,290)	—	—	—	(5,290)
	25,047	5,417	1,877	1,186	33,527
At 31 December 2021
Listed equities – developed markets	2,964	340	473	290	4,067
– emerging markets	252	45	67	76	440
Private equity[c]	3,233	1,537	—	3	4,773
Government issued nominal bonds[d]	7,491	2,606	974	432	11,503
Government issued index-linked bonds[d]	24,516	—	100	—	24,616
Corporate bonds[d]	10,128	2,475	689	498	13,790
Property[e]	2,714	—	110	22	2,846
Cash	1,136	116	54	69	1,375
Other	1,133	54	70	22	1,279
Debt (repurchase agreements) used to fund liability driven investments	(10,723)	—	—	—	(10,723)
	42,844	7,173	2,537	1,412	53,966
At 31 December 2020
Listed equities – developed markets	5,008	1,112	542	318	6,980
– emerging markets	418	115	68	70	671
Private equity[c]	2,899	1,604	—	4	4,507
Government issued nominal bonds[d]	4,303	1,839	1,111	616	7,869
Government issued index-linked bonds[d]	24,576	—	107	—	24,683
Corporate bonds[d]	8,906	2,398	587	279	12,170
Property[e]	2,553	—	110	28	2,691
Cash	1,392	267	51	163	1,873
Other	795	131	104	30	1,060
Debt (repurchase agreements) used to fund liability driven investments	(9,387)	—	—	—	(9,387)
	41,463	7,466	2,680	1,508	53,117
[a]Bonds held by the UK pension plans are denominated in sterling or hedged back to sterling to minimize foreign currency exposure. Property held by the UK pension plans is in the United Kingdom.
[b]Bonds held by the US pension plans are denominated in US dollars or hedged back to USD to minimize foreign currency exposure.
[c]Private equity is valued at fair value based on the most recent transaction price or third-party net asset, revenue or earnings based valuations that generally result in the use of significant unobservable inputs.
[d]Bonds held by pension plans are predominantly valued using observable market data based inputs other than quoted market prices in active markets.
[e]Properties are valued based on an analysis of recent market transactions supported by market knowledge derived from third-party professional valuers that generally result in the use of significant unobservable inputs.
[f]Other includes insurance policies arising from annuity buy-in in Canada amounting to $341 million.
24. Pensions and other post-retirement benefits – continued

					$ million
					2022
	UK	US	Eurozone	Other	Total
Analysis of the amount charged to profit or loss
Current service cost[a]	41	219	87	25	372
Past service cost[b]	23	—	(1)	(21)	1
Settlement[b]	(8)	—	—	(4)	(12)
Operating charge (credit) relating to defined benefit plans	56	219	86	—	361
Payments to defined contribution plans	110	132	6	36	284
Total operating charge (credit)	166	351	92	36	645
Interest income on plan assets[a]	(694)	(189)	(34)	(44)	(961)
Interest on plan liabilities	529	217	85	61	892
Other finance (income) expense	(165)	28	51	17	(69)
Analysis of the amount recognized in other comprehensive income
Actual asset return less interest income on plan assets	(12,955)	(1,581)	(507)	(151)	(15,194)
Change in financial assumptions underlying the present value of the plan liabilities	11,531	2,195	1,903	221	15,850
Change in demographic assumptions underlying the present value of the plan liabilities	47	—	(14)	(15)	18
Experience gains and losses arising on the plan liabilities	(146)	(15)	(159)	(14)	(334)
Remeasurements recognized in other comprehensive income	(1,523)	599	1,223	41	340
Movements in benefit obligation during the year
Benefit obligation at 1 January	32,834	8,273	7,108	1,652	49,867
Exchange adjustments	(3,224)	—	(443)	(68)	(3,735)
Operating charge relating to defined benefit plans	56	219	86	—	361
Interest cost	529	217	85	61	892
Contributions by plan participants	9	—	2	4	15
Benefit payments (funded plans)[c]	(1,211)	(364)	(78)	(79)	(1,732)
Benefit payments (unfunded plans)[c]	(7)	(285)	(229)	(23)	(544)
Reclassified as assets held for sale	—	—	—	(12)	(12)
Disposals	(74)	—	(2)	—	(76)
Remeasurements	(11,432)	(2,180)	(1,730)	(192)	(15,534)
Benefit obligation at 31 Decembera d	17,480	5,880	4,799	1,343	29,502
Movements in fair value of plan assets during the year
Fair value of plan assets at 1 January	42,844	7,173	2,537	1,412	53,966
Exchange adjustments	(4,258)	—	(156)	(52)	(4,466)
Interest income on plan assets[a] [e]	694	189	34	44	961
Contributions by plan participants	9	—	2	4	15
Contributions by employers (funded plans)	10	—	45	19	74
Benefit payments (funded plans)[c]	(1,211)	(364)	(78)	(79)	(1,732)
Reclassified as assets held for sale	—	—	—	(11)	(11)
Disposals	(86)	—	—	—	(86)
Remeasurements[e]	(12,955)	(1,581)	(507)	(151)	(15,194)
Fair value of plan assets at 31 December[f]	25,047	5,417	1,877	1,186	33,527
Surplus (deficit) at 31 December	7,567	(463)	(2,922)	(157)	4,025
Represented by
Asset recognized	7,716	1,227	256	70	9,269
Liability recognized	(149)	(1,690)	(3,178)	(227)	(5,244)
	7,567	(463)	(2,922)	(157)	4,025
The surplus (deficit) may be analysed between funded and unfunded plans as follows
Funded	7,716	1,227	238	39	9,220
Unfunded	(149)	(1,690)	(3,160)	(196)	(5,195)
	7,567	(463)	(2,922)	(157)	4,025
The defined benefit obligation may be analysed between funded and unfunded plans as follows
Funded	(17,331)	(4,190)	(1,639)	(1,147)	(24,307)
Unfunded	(149)	(1,690)	(3,160)	(196)	(5,195)
	(17,480)	(5,880)	(4,799)	(1,343)	(29,502)
[a]The costs of managing plan investments are offset against the investment return, the costs of administering pension plan benefits are generally included in current service cost and the costs of administering other post-retirement benefit plans are included in the benefit obligation. Following the closure of the primary UK pension plan to future accrual, current service cost in the UK consists of $30 million of costs of administering that plan and $11 million of current service cost from the remaining small worldwide plans administered and reported through the UK
[b]Past service costs predominantly represent largely offsetting income and costs due to the removal of some benefits for members in Turkish plans and their replacement with new arrangements administered and reported through the UK. Settlements reflect costs associated with buyouts in Canada and in certain other small worldwide plans administered and reported through the UK.
[c]The benefit payments amount shown above comprises $2,217 million benefits and $8 million settlements, plus $51 million of plan expenses incurred in the administration of the benefit.
[d]The benefit obligation for the US is made up of $4,411 million for pension liabilities and $1,469 million for other post-retirement benefit liabilities (which are unfunded and are primarily retiree medical liabilities). The benefit obligation for the Eurozone includes $2,992 million for pension liabilities in Germany which is largely unfunded.
[e]The actual return on plan assets is made up of the sum of the interest income on plan assets and the remeasurement of plan assets as disclosed above.
[f]The fair value of plan assets includes borrowings related to the LDI programme as described on page 230.
24. Pensions and other post-retirement benefits – continued

					$ million
					2021
	UK	US	Eurozone	Other	Total
Analysis of the amount charged to profit or loss
Current service cost[a]	154	246	105	31	536
Past service cost[b]	(302)	—	(27)	2	(327)
Settlement[b]	—	—	(4)	(1)	(5)
Operating charge relating to defined benefit plans	(148)	246	74	32	204
Payments to defined contribution plans	76	136	7	36	255
Total operating charge	(72)	382	81	68	459
Interest income on plan assets[a]	(684)	(150)	(30)	(40)	(904)
Interest on plan liabilities	559	209	78	56	902
Other finance (income) expense	(125)	59	48	16	(2)
Analysis of the amount recognized in other comprehensive income
Actual asset return less interest income on plan assets	2,440	749	12	25	3,226
Change in financial assumptions underlying the present value of the plan liabilities	(100)	777	233	97	1,007
Change in demographic assumptions underlying the present value of the plan liabilities	66	(41)	(15)	1	11
Experience gains and losses arising on the plan liabilities	7	173	(11)	3	172
Remeasurements recognized in other comprehensive income	2,413	1,658	219	126	4,416
Movements in benefit obligation during the year
Benefit obligation at 1 January	34,171	10,187	8,161	1,895	54,414
Exchange adjustments	(255)	—	(623)	(51)	(929)
Operating charge relating to defined benefit plans	(148)	246	74	32	204
Interest cost	559	209	78	56	902
Contributions by plan participants[c]	18	—	2	6	26
Benefit payments (funded plans)[d]	(1,530)	(1,192)	(87)	(164)	(2,973)
Benefit payments (unfunded plans)[d]	(8)	(268)	(288)	(21)	(585)
Disposals	—	—	(2)	—	(2)
Remeasurements	27	(909)	(207)	(101)	(1,190)
Benefit obligation at 31 Decembera e	32,834	8,273	7,108	1,652	49,867
Movements in fair value of plan assets during the year
Fair value of plan assets at 1 January	41,463	7,466	2,680	1,508	53,117
Exchange adjustments	(365)	—	(214)	(28)	(607)
Interest income on plan assetsa f	684	150	30	40	904
Contributions by plan participants[c]	18	—	2	6	26
Contributions by employers (funded plans)	134	—	115	25	274
Benefit payments (funded plans)[d]	(1,530)	(1,192)	(87)	(164)	(2,973)
Disposals	—	—	(1)	—	(1)
Remeasurements[f]	2,440	749	12	25	3,226
Fair value of plan assets at 31 December[g]	42,844	7,173	2,537	1,412	53,966
Surplus (deficit) at 31 December	10,010	(1,100)	(4,571)	(240)	4,099
Represented by
Asset recognized	10,280	1,410	155	74	11,919
Liability recognized	(270)	(2,510)	(4,726)	(314)	(7,820)
	10,010	(1,100)	(4,571)	(240)	4,099
The surplus (deficit) may be analysed between funded and unfunded plans as follows
Funded	10,280	1,410	94	30	11,814
Unfunded	(270)	(2,510)	(4,665)	(270)	(7,715)
	10,010	(1,100)	(4,571)	(240)	4,099
The defined benefit obligation may be analysed between funded and unfunded plans as follows
Funded	(32,564)	(5,763)	(2,443)	(1,382)	(42,152)
Unfunded	(270)	(2,510)	(4,665)	(270)	(7,715)
	(32,834)	(8,273)	(7,108)	(1,652)	(49,867)
[a]The costs of managing plan investments are offset against the investment return, the costs of administering pension plan benefits are generally included in current service cost and the costs of administering other post-retirement benefit plans are included in the benefit obligation.
[b]The past service credit in the UK represents curtailment gains arising from the closure of the primary pension plan in the UK to future accrual. For active members of that plan on 30 June 2021, benefits payable are now linked to salary as at that date. Past service credits and settlements in the Eurozone include $18 million of curtailments and settlements due to restructuring initiatives. Remaining past service cost and settlements represent charges for special termination benefits reflecting the increased liability arising as a result of early retirements.
[c]Most of the contributions made by plan participants into UK pension plans were made under salary sacrifice.
[d]The benefit payments amount shown above comprises $3,416 million benefits and $93 million settlements, plus $49 million of plan expenses incurred in the administration of the benefit.
[e]The benefit obligation for the US is made up of $6,164 million for pension liabilities and $2,109 million for other post-retirement benefit liabilities (which are unfunded and are primarily retiree medical liabilities). The benefit obligation for the Eurozone includes $4,405 million for pension liabilities in Germany which is largely unfunded.
[f]The actual return on plan assets is made up of the sum of the interest income on plan assets and the remeasurement of plan assets as disclosed above.
[g]The fair value of plan assets includes borrowings related to the LDI programme as described on page 230.
24. Pensions and other post-retirement benefits – continued

					$ million
					2020
	UK	US	Eurozone	Other	Total
Analysis of the amount charged to profit or loss
Current service cost[a]	250	292	103	38	683
Past service cost[b]	(48)	(66)	12	(20)	(122)
Settlement	—	(23)	10	(1)	(14)
Operating charge relating to defined benefit plans	202	203	125	17	547
Payments to defined contribution plans	49	183	2	38	272
Total operating charge	251	386	127	55	819
Interest income on plan assets[a]	(725)	(210)	(33)	(40)	(1,008)
Interest on plan liabilities	596	289	97	59	1,041
Other finance (income) expense	(129)	79	64	19	33
Analysis of the amount recognized in other comprehensive income
Actual asset return less interest income on plan assets	4,108	1,041	104	38	5,291
Change in financial assumptions underlying the present value of the plan liabilities	(4,207)	(1,178)	(143)	(42)	(5,570)
Change in demographic assumptions underlying the present value of the plan liabilities	585	29	56	(4)	666
Experience gains and losses arising on the plan liabilities	54	(101)	(178)	8	(217)
Remeasurements recognized in other comprehensive income	540	(209)	(161)	—	170
[a]The costs of managing plan investments are offset against the investment return, the costs of administering pension plan benefits are generally included in current service cost and the costs of administering other post-retirement benefit plans are included in the benefit obligation.
[b]Past service costs represent curtailment gains arising from restructuring programmes in the UK, US and other countries, whilst past service costs and settlements in the Eurozone represent charges for special termination benefits reflecting the increased liability arising as a result of early retirements. Settlement costs in the US resulted from a pension risk transfer to an external carrier for a group of small benefit retirees.

Sensitivity analysis
The discount rate, inflation and the mortality assumptions all have a significant effect on the amounts reported. A one-percentage point change, in isolation, in certain assumptions as at 31 December 2022 for the group’s pensions and other post-retirement benefit expense would have had the effects shown in the tables below. The effects shown for the expense in 2023 comprise the total of current service cost and net finance income or expense.

						$ million
					One percentage point
	UK		US		Eurozone
	Increase	Decrease	Increase	Decrease	Increase	Decrease
Discount rate[a]
Effect on expense in 2023	(200)	179	(42)	48	(9)	5
Effect on obligation at 31 December 2022	(2,043)	2,552	(480)	686	(512)	616
Inflation rate[b]
Effect on expense in 2023	82	(77)	7	(6)	31	(28)
Effect on obligation at 31 December 2022	1,646	(1,531)	39	(34)	506	(441)
[a]The amounts presented reflect that the discount rate is used to determine the asset interest income as well as the interest cost on the obligation.
[b]The amounts presented reflect the total impact of an inflation rate change on the assumptions for rate of increase in salaries, pensions in payment and deferred pensions.

			$ million
		One year increase
	UK	US	Eurozone
Longevity
Effect on expense in 2023	25	4	9
Effect on obligation at 31 December 2022	504	68	182
Estimated future benefit payments and the weighted average duration of defined benefit obligations
The expected benefit payments, which reflect expected future service, as appropriate, but exclude plan expenses, and the weighted average duration of the defined benefit obligations at 31 December 2022 are as follows:

					$ million
Estimated future benefit payments	UK	US	Eurozone	Other	Total
2023	985	497	307	95	1,884
2024	1,016	473	301	90	1,880
2025	1,022	477	307	90	1,896
2026	1,035	468	297	90	1,890
2027	1,048	470	293	90	1,901
2028-2032	5,371	2,283	1,376	459	9,489
					Years
Weighted average duration	13.0	9.8	12.0	10.8
Employee costs and numbers

			$ million
Employee costs	2022	2021	2020
Wages and salaries[a]	7,486	6,934	7,600
Social security costs	720	733	729
Share-based payments[b]	1,034	733	728
Pension and other post-retirement benefit costs	576	457	852
	9,816	8,857	9,909

			2022			2021			2020
Average number of employeesc d	US	Non-US	Total	US	Non-US	Total	US	Non-US	Total
gas & low carbon energy	700	3,400	4,100	400	3,400	3,800
oil production & operations	3,000	5,700	8,700	3,100	6,000	9,100
customers & products[e]	8,000	35,700	43,700	6,200	35,800	42,000
other businesses and corporate	1,300	8,500	9,800	1,400	7,700	9,100
	13,000	53,300	66,300	11,100	52,900	64,000	12,400	55,700	68,100
[a]Includes termination costs of $27 million (2021 $74 million and 2020 $1,237 million).
[b]The group provides certain employees with shares and share options as part of their remuneration packages. The majority of these share-based payment arrangements are equity-settled.
[c]Reported to the nearest 100.
[d]Comparative data for the new reportable segments from 2021 onwards is not available for 2020.
[e]Includes 23,300 (2021 21,300 and 2020 19,100) service station staff.